BISHOP STREET FUNDS
Government Money Market Fund
(Formerly, the Money Market Fund)
(the “Fund”)
Supplement dated December 2, 2009
to the
Class I Shares Prospectus dated April 30, 2009
This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.
Minimum Purchases & Automatic Investment Plans
The following sentence is added at the end of the first paragraph under the heading “Minimum Purchases & Automatic Investment Plans” on page 7 of the Prospectus:
The Fund may accept investments of smaller amounts in its sole discretion.
Shareholder Servicing Arrangements
The following sentence is deleted from the last paragraph under the heading “Shareholder Servicing Arrangements” on page 10 of the Prospectus:
The Fund does not pay these service fees on shares purchased directly.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
BSF-SK-008-0100